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                                                                    EXHIBIT 23.5

                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Legato Systems, Inc. of our report dated April 20, 1999 relating to the financial statements of Intelliguard Software, Inc., which appear in Legato Systems Inc.'s Report on Form 8-K/A dated May 28, 1999.



/s/ PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
January 28, 2000